UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 5, 2008
MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32434	37-1149138
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
200 North 33rd Street, Quincy, Illinois 62301
(Address of Principal Executive Offices) (Zip Code)
(217) 223-7300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     Mercantile Bancorp, Inc. (the “Company”), announced in a press release dated September 5, 2008 it has received regulatory approval to combine its two Missouri-chartered banks, Perry State Bank, with HNB National Bank, a wholly owned subsidiary of HNB Financial Services, Inc., all entities wholly owned by Mercantile. As of this date, Perry State Bank’s five facilities are now HNB National Bank locations. Remaining operational and other necessary changes will continue to take place over the weekend and new HNB signage will be installed in the coming weeks.
     The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.
     Item 9.01 Exhibits
     (c) Exhibits:

Exhibit
Number	Description

99.1	Press Release issued by Mercantile Bancorp, Inc. dated September 5, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.

By:	/s/ Ted T. Awerkamp

Name:	Ted T. Awerkamp
Title:	President and Chief Executive Officer
Date: September 5, 2008

3